UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

Navitas Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3520 Challenger Street,	Torrance,	California	90503-1640
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to amend Item 9.01 of the Current Report on Form 8-K (the “Initial Filing”), filed with the Securities and Exchange Commission (the “SEC”) on May 26, 2023 by Navitas Semiconductor Corporation (the “Company”). The Initial Filing incorporated by reference Exhibit 5.1 from the Company’s Registration Statement on Form S-3 (No. 333-269752) (as amended, the “Registration Statement”) in connection with the securities offering and related transactions disclosed in the Initial Filing. This Amendment updates and amends Exhibit 5.1 to include additional details regarding those transactions.

In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, this Amendment sets forth Item 9.01 as amended in its entirety. Exhibit 5.1, as amended and filed herewith, is incorporated by reference into the Registration Statement effective as of the date of the Initial Filing. Except as amended hereby, this Amendment does not amend or modify any of the information set forth in the Initial Filing (including exhibits). Also, except as specifically described herein, this Amendment does not describe events occurring after the Initial Filing, or modify or update disclosures in the Initial Filing (including exhibits) affected by such subsequent events. This Amendment should be read in conjunction with the Initial Filing and the Company’s other SEC filings.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
1.1*	Underwriting Agreement, dated as of May 23, 2023, by and among Navitas Semiconductor Corporation, Morgan Stanley & Co. LLC and Jefferies LLC
5.1+	Opinion of Counsel
23.1+	Consent of Counsel (contained within Exhibit 5.1)
99.1*	Press release dated May 23, 2023
99.2*	Press release dated May 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	Previously filed in the Initial Filing on May 26, 2023.

+	Filed herewith as amended.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVITAS SEMICONDUCTOR CORPORATION
Dated: March 21, 2025
	By:	/s/ Gene Sheridan
Gene Sheridan
President and Chief Executive Officer